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                                                                    EXHIBIT 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------


We hereby consent to the use in this Registration Statement on Form S-1 of our report dated January 31, 2000, except as to the information in Note 8 which is of March 9, 2000, relating to the financial statements of SOFTBANK Content Services, Inc. (d/b/a Softbank Marketing Solution or "SMS") which appear in such Registration Statement. We also consent to the reference to us under the heading "Experts".


/s/ PricewaterhouseCoopers LLP

Philadelphia, PA
March 9, 2000